MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002

DEAR SHAREHOLDER:

Structural obstacles impeded the economic and market recovery in 2002. Unlike recent economic cycles, the past year was largely a cycle dominated by credit and balance sheet issues. Debt in the United States rose in 2002 to the highest level in hisory for both corporations and consumers, exceeding levels observed even in the 1920s, the previous high merger-and-acquisition activity, aggressive capital spending and corporate balance sheets remain at extremely distressed levels. Calendar year 2002 began the process of repairing corporate balance sheets, which we believe is likely to continue into 2003. Spending on consumer durables has significantly increased for an extended period of time, resulting in little pent-up demand. Strong real wage growth and rising housing prices fueled robust spending throughout 2002 but have recently shown signs of waning. We anticipate that consumer spending may subside in the months ahead, to be slowly absorbed by business spending during the second half of 2003.

Calendar year 2002 marked the third year of a secular bear market. Despite a market rally commencing in early October, the S&P 500 finished the year in negative territory. The market's best-performing sectors were consumer staples and basic materials. Technology and telecommunications, not long ago the darlings of the market, were its poorest performers.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12 months ended December 31, 2002, Morgan Stanley American Opportunities Fund's Class A, B, C and D shares produced total returns of -22.50 percent, -23.09 percent, -23.08 percent and -22.32 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -22.09 percent and the Nasdaq composite returned -31.53 percent. During 2002, the Fund outperformed the average return of -28.63 percent for the 661 funds in the Lipper Large-Cap Growth Funds category.(1) The Fund's Class B shares also outperformed its Lipper peer group average for the trailing three-, five- and 10-year periods for the periods ended December 31, 2002. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

Geopolitical concerns and disappointing earnings news led to our decision to position the Fund defensively throughout 2002. While this decision was a positive factor during the first three quarters of the year, it put a drag on the Fund during the fourth-quarter market rally. The Fund benefited from its underweightings in technology and telecommunications and its overweighting in basic materials, specifically gold stocks, which served as a proxy hedge for the declining dollar and tensions in the Middle East.

--------------
(1) Lipper defines Large-Cap Growth funds as those funds that, by portfolio practice, invest at least 75 percent of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300 percent of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have above-average price-to-earnings ratios, price-to-book ratios and three-year sales-per-share growth value, compared to the S&P 500 Index.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002 CONTINUED

During most of 2002, the Fund was generally overweighted in stable growth sectors such as consumer staples, health care and defense. In our view, these sectors offered relatively stronger earnings growth potential in the face of sluggish corporate earnings. We also favored the consumer discretionary sector over the capital goods sector, as consumer credit was plentiful, mortgage refinancing provided a source of funding and real wages were rising. The corporate sector suffered from a strong dollar, tight credit and distressed balance sheets.

In the first half of the year, the Fund emphasized sectors that we believed offered better pricing and supply-and-demand conditions, such as health care and health-care services. We also focused on consumer cyclicals, which benefited from strong consumer spending, a product of real wage growth and rising housing prices. The Fund underweighted sectors that demonstrated poor earnings growth, such as technology and telecommunications. These sectors suffered from excess capacity and constrained demand, the latter a product of distressed corporate and consumer balance sheets.

During the fourth quarter, the Fund reduced its sector weighting in consumer staples. We believe this industry has come under increasing pricing pressures and profit comparisons will become more difficult in 2003.

LOOKING AHEAD

Economic growth, inflation and geopolitical issues will be important factors in 2003. The ecomomy still faces significant challenges before returning to healthy growth. A credit and balance sheet economic cycle takes considerable time to work through prior to returning to strong economic growth. Federal and monetary authorities have introduced plans to revitalize the economy. These programs are, in our opinion, likely to spur economic growth during the second half of 2003.

We believe the next few years will be characterized by a tug of war between existing structural impediments and potential stimulus programs still pending. Our current macroeconomic analysis suggests that the economy may decelerate during the first quarter of 2003. This economic slowdown, coupled with geopolitical developments and a weak U.S. dollar, could exert pressure on the market into the spring.

During the second quarter, we expect major economic stimulus actions to be initiated by fiscal and monetary officials. The fiscal package proposed is estimated to range from $100 to $600 billion and to be implemented over the next 10 years. We anticipate that roughly $100 billion will be front loaded into the economy over the next 16 months. In addition, a major change in the posture of central banks around the globe toward reflation has the potential to improve economic growth significantly in 2003. We believe that these initiatives will provide support to the market and foster stronger economic growth in the second half of 2003 and into 2004.

In our opinion, a market low may be reached in the spring, representing a major bottom of the bear market. At that time, we expect to tilt the Fund's portfolio to economically sensitive sectors such as

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002 CONTINUED

industrials, basic materials and technology. We will then also attempt to raise the Fund's beta and lower its average market capitalization. Until then, we are attempting to move the Fund in line with the market in terms of its weightings in industrials and credit-sensitive issues.

We appreciate your ongoing support of Morgan Stanley American Opportunities Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                      /s/ Mitchell M. Merin
--------------------------                      ---------------------
Charles A. Fiumefreddo                          Mitchell M. Merin
Chairman of the Board                           President and CEO





ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FUND PERFORMANCE [] DECEMBER 31, 2002

GROWTH OF $10,000 - CLASS B
($ in Thousands)

   Date                     Total                   S&P 500
------------------------------------------------------------------
December 1992             $10,000                   $10,000
------------------------------------------------------------------
December 1993             $11,870                   $11,008
------------------------------------------------------------------
December 1994             $11,069                   $11,153
------------------------------------------------------------------
December 1995             $15,742                   $15,346
------------------------------------------------------------------
December 1996             $17,399                   $18,868
------------------------------------------------------------------
December 1997             $22,887                   $25,162
------------------------------------------------------------------
December 1998             $29,999                   $32,351
------------------------------------------------------------------
December 1999             $43,834                   $39,159
------------------------------------------------------------------
December 2000             $39,479                   $35,588
------------------------------------------------------------------
December 2001             $28,700                   $31,361
------------------------------------------------------------------
December 2002             $22,073(3)                $24,434
------------------------------------------------------------------

                        --------------------------------
                            -- Fund   -- S&P 500 (4)
                        --------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                           CLASS A SHARES*
-------------------------------------------------------------------
1 Year                        (22.50)%(1)        (26.56)%(2)
5 Years                        (0.10)%(1)         (1.17)%(2)
Since Inception (7/28/97)       1.29 %(1)          0.29 %(2)


                           Class B Shares**
-------------------------------------------------------------------
1 Year                        (23.09)%(1)        (26.94)%(2)
5 Years                        (0.72)%(1)         (0.98)%(2)
10 Years                        8.24 %(1)          8.24 %(2)


                           CLASS C SHARES+
-------------------------------------------------------------------
1 Year                        (23.08)%(1)        (23.85)%(2)
5 Years                        (0.86)%(1)         (0.86)%(2)
Since Inception (7/28/97)       0.52 %(1)          0.52 %(2)


                           CLASS D SHARES++
-------------------------------------------------------------------
1 Year                        (22.32)%(1)
5 Years                         0.13 %(1)
Since Inception (7/28/97)       1.52 %(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on December 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.



 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
 ++   Class D has no sales charge.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      COMMON STOCKS (84.4%)
                      Advertising/Marketing Services (0.2%)
  143,900             Omnicom Group, Inc. .................   $    9,295,940
                                                              --------------
                      Aerospace & Defense (1.8%)
  810,100             Lockheed Martin Corp. ...............       46,783,275
  370,200             Northrop Grumman Corp. ..............       35,909,400
                                                              --------------
                                                                  82,692,675
                                                              --------------
                      Air Freight/Couriers (1.3%)
  412,300             Expeditors International of
                        Washington, Inc. ..................       13,461,595
  456,400             FedEx Corp. .........................       24,746,008
  368,800             United Parcel Service, Inc.
                        (Class B) .........................       23,263,904
                                                              --------------
                                                                  61,471,507
                                                              --------------
                      Apparel/Footwear (0.5%)
  721,500             Coach, Inc. * .......................       23,751,780
                                                              --------------
                      Apparel/Footwear Retail (1.1%)
1,296,900             Gap, Inc. (The) .....................       20,127,888
  266,400             Ross Stores, Inc. ...................       11,292,696
1,141,800             TJX Companies, Inc. (The) ...........       22,287,936
                                                              --------------
                                                                  53,708,520
                                                              --------------
                      Auto Parts: O.E.M. (0.2%)
  121,700             Eaton Corp. .........................        9,505,987
                                                              --------------
                      Beverages: Alcoholic (0.9%)
  861,265             Anheuser-Busch Companies,
                        Inc. ..............................       41,685,226
                                                              --------------
                      Beverages: Non-Alcoholic (0.8%)
  510,900             Coca-Cola Co. (The) .................       22,387,638
  743,600             Coca-Cola Enterprises Inc. ..........       16,150,992
                                                              --------------
                                                                  38,538,630
                                                              --------------
                      Biotechnology (2.3%)
1,368,800             Amgen Inc.* .........................       66,167,792
  210,200             Biogen, Inc.* .......................        8,420,612
  270,100             Gilead Sciences, Inc.* ..............        9,183,400
  530,600             MedImmune, Inc.* ....................       14,416,402
  260,500             Neurocrine Biosciences, Inc.*               11,894,430
                                                              --------------
                                                                 110,082,636
                                                              --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Broadcasting (0.4%)
  395,200             USA Interactive* ....................   $    9,034,272
  250,600             Westwood One, Inc.* .................        9,362,416
                                                              --------------
                                                                  18,396,688
                                                              --------------
                      Cable/Satellite TV (0.9%)
  777,500             Comcast Corp. (Class A)* ............       18,325,675
1,099,800             EchoStar Communications
                        Corp. (Class A)* ..................       24,481,548
                                                              --------------
                                                                  42,807,223
                                                              --------------
                      Chemicals: Major Diversified (0.2%)
  267,100             Du Pont (E.I.) de Nemours &
                        Co. ...............................       11,325,040
                                                              --------------
                      Chemicals: Specialty (0.6%)
  328,900             Air Products & Chemicals,
                        Inc. ..............................       14,060,475
  247,200             Praxair, Inc. .......................       14,280,744
                                                              --------------
                                                                  28,341,219
                                                              --------------
                      Computer Communications (0.5%)
1,796,300             Cisco Systems, Inc.* ................       23,531,530
                                                              --------------
                      Computer Peripherals (0.7%)
  436,200             Lexmark International, Inc.*                26,390,100
  829,600             Network Appliance, Inc.* ............        8,296,000
                                                              --------------
                                                                  34,686,100
                                                              --------------
                      Computer Processing
                        Hardware (1.1%)
  684,000             Dell Computer Corp.* ................       18,290,160
1,996,900             Hewlett-Packard Co. .................       34,666,184
                                                              --------------
                                                                  52,956,344
                                                              --------------
                      Containers/Packaging (0.2%)
  623,700             Smurfit-Stone Container
                        Corp.* ............................        9,599,367
                                                              --------------
                      Contract Drilling (0.8%)
  835,100             ENSCO International Inc. ............       24,593,695
  638,900             Rowan Companies, Inc.* ..............       14,503,030
                                                              --------------
                                                                  39,096,725
                                                              --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Data Processing Services (0.2%)
  177,500             Affiliated Computer
                        Services, Inc. (Class A)*......   $    9,345,375
                                                          --------------
                      Department Stores (0.2%)
  383,300             Penney (J.C.) Co., Inc. .........        8,819,733
                                                          --------------
                      Discount Stores (2.6%)
2,456,500             Wal-Mart Stores, Inc.** .........      124,077,815
                                                          --------------
                      Electric Utilities (0.7%)
  768,500             Consolidated Edison, Inc. .......       32,907,170
                                                          --------------
                      Electronic Equipment/Instruments (0.4%)
  251,000             Canon, Inc. (Japan) .............        9,445,782
  236,000             Diebold, Inc. ...................        9,727,920
                                                          --------------
                                                              19,173,702
                                                          --------------
                      Electronics/Appliances (0.5%)
  629,800             Eastman Kodak Co. ...............       22,068,192
                                                          --------------
                      Finance/Rental/Leasing (1.8%)
  904,600             Countrywide Financial Corp.             46,722,590
  192,900             Freddie Mac .....................       11,390,745
  246,100             SLM Corp. .......................       25,559,946
                                                          --------------
                                                              83,673,281
                                                          --------------
                      Financial Conglomerates (1.7%)
2,221,500             Citigroup, Inc. .................       78,174,585
                                                          --------------
                      Food Retail (0.4%)
  373,800             Whole Foods Market, Inc.*........       19,710,474
                                                          --------------
                      Food: Major Diversified (1.8%)
  980,900             Kraft Foods Inc. (Class A) ......       38,186,437
  460,500             PepsiCo, Inc. ...................       19,442,310
  165,800             Unilever N.V. (ADR)
                        (Netherlands) .................       10,231,518
  280,700             Unilever N.V. (Netherlands)......       17,256,734
                                                          --------------
                                                              85,116,999
                                                          --------------
                      Food: Meat/Fish/Dairy (0.3%)
  424,700             Dean Foods Co.* .................       15,756,370
                                                          --------------
                      Home Furnishings (0.2%)
  363,600             Newell Rubbermaid, Inc. .........       11,027,988
                                                          --------------
                      Hospital/Nursing Management (1.0%)
1,147,100             HCA Inc. ........................       47,604,650
                                                          --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Household/Personal Care (2.4%)
  438,700             Avon Products, Inc. .............   $   23,632,769
  221,900             Clorox Co. (The) ................        9,153,375
  282,200             International Flavors &
                        Fragrances, Inc. ..............        9,905,220
  808,100             Procter & Gamble Co. (The).......       69,448,114
                                                          --------------
                                                             112,139,478
                                                          --------------
                      Industrial Conglomerates (2.1%)
  275,700             3M Co. ..........................       33,993,810
2,752,900             General Electric Co. ............       67,033,115
                                                          --------------
                                                             101,026,925
                                                          --------------
                      Industrial Machinery (0.5%)
  178,700             Illinois Tool Works Inc. ........       11,590,482
  200,500             Parker-Hannifin Corp. ...........        9,249,065
                                                          --------------
                                                              20,839,547
                                                          --------------
                      Information Technology Services (1.0%)
  797,600             Accenture Ltd. (Class A)
                        (Bermuda)* ....................       14,348,824
  323,100             International Business
                        Machines Corp. ................       25,040,250
  481,300             PeopleSoft, Inc.* ...............        8,807,790
                                                          --------------
                                                              48,196,864
                                                          --------------
                      Integrated Oil (1.2%)
1,586,500             Exxon Mobil Corp. ...............       55,432,310
                                                          --------------
                      Internet Retail (0.3%)
  831,000             Amazon.com, Inc.* ...............       15,697,590
                                                          --------------
                      Internet Software/Services (0.7%)
2,007,600             BEA Systems, Inc.* ..............       23,027,172
  548,300             Yahoo! Inc.* ....................        8,964,705
                                                          --------------
                                                              31,991,877
                                                          --------------
                      Investment Banks/Brokers (1.8%)
  405,000             Bear Stearns Companies,
                        Inc. (The) ....................       24,057,000
  202,800             Goldman Sachs Group, Inc.
                        (The) .........................       13,810,680
  902,200             Lehman Brothers Holdings,
                        Inc. ..........................       48,078,238
                                                          --------------
                                                              85,945,918
                                                          --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Life/Health Insurance (0.2%)
  264,500             AFLAC, Inc. .......................   $    7,966,740
                                                            --------------
                      Major Banks (4.2%)
1,354,700             Bank of America Corp. .............       94,246,479
1,131,300             Bank One Corp. ....................       41,349,015
  824,200             Wachovia Corp. ....................       30,033,848
  712,500             Wells Fargo & Co. .................       33,394,875
                                                            --------------
                                                               199,024,217
                                                            --------------
                      Major Telecommunications (3.1%)
1,159,772             France Telecom S.A.
                        (France) ........................       20,312,247
1,707,300             SBC Communications, Inc............       46,284,903
  576,000             Telefonos de Mexico S.A.
                        (Series L) (ADR) (Mexico)........       18,420,480
1,573,600             Verizon Communications
                        Inc. ............................       60,977,000
                                                            --------------
                                                               145,994,630
                                                            --------------
                      Managed Health Care (1.3%)
  751,400             UnitedHealth Group Inc. ...........       62,741,900
                                                            --------------
                      Media Conglomerates (2.0%)
1,394,400             AOL Time Warner Inc.* .............       18,266,640
  699,400             News Corporation Ltd. (The)
                        (ADR) (Australia) ...............       18,359,250
1,374,200             Viacom, Inc. (Class B)
                        (Non-Voting)* ...................       56,012,392
                                                            --------------
                                                                92,638,282
                                                            --------------
                      Medical Specialties (4.2%)
  442,800             Biomet, Inc. ......................       12,690,648
1,483,300             Boston Scientific Corp.* ..........       63,069,916
1,528,100             Medtronic, Inc. ...................       69,681,360
  310,000             Varian Medical Systems,
                        Inc.* ...........................       15,376,000
  842,770             Zimmer Holdings, Inc.* ............       34,991,810
                                                            --------------
                                                               195,809,734
                                                            --------------
                      Miscellaneous Manufacturing (0.2%)
  140,200             Danaher Corp. .....................        9,211,140
                                                            --------------
                      Movies/Entertainment (0.4%)
  775,000             Fox Entertainment Group,
                        Inc. (Class A)* .................       20,095,750
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Multi-Line Insurance (1.2%)
  807,300             American International
                        Group, Inc. .....................   $   46,702,305
  281,000             Safeco Corp. ......................        9,742,270
                                                            --------------
                                                                56,444,575
                                                            --------------
                      Office Equipment/Supplies (0.3%)
  254,500             Avery Dennison Corp. ..............       15,544,860
                                                            --------------
                      Oil & Gas Production (1.8%)
  436,300             Anadarko Petroleum Corp. ..........       20,898,770
  570,900             Apache Corp. ......................       32,535,591
  491,900             Devon Energy Corp. ................       22,578,210
  267,300             Pogo Producing Co. ................        9,956,925
                                                            --------------
                                                                85,969,496
                                                            --------------
                      Oil Refining/Marketing (0.3%)
  319,900             Valero Energy Corp. ...............       11,817,106
                                                            --------------
                      Oilfield Services/Equipment (0.7%)
  207,700             Schlumberger Ltd. .................        8,742,093
  416,900             Smith International, Inc.* ........       13,599,278
  248,000             Weatherford International
                        Ltd.* ...........................        9,902,640
                                                            --------------
                                                                32,244,011
                                                            --------------
                      Other Consumer Services (1.4%)
  525,900             Apollo Group, Inc. (Class A)*......       23,139,600
  207,800             Corinthian Colleges, Inc.* ........        7,867,308
  354,200             eBay, Inc.* .......................       24,021,844
  219,900             Weight Watchers
                        International, Inc.* ............       10,108,803
                                                            --------------
                                                                65,137,555
                                                            --------------
                      Packaged Software (6.2%)
  624,100             Autodesk, Inc. ....................        8,924,630
  289,668             Intuit Inc.* ......................       13,591,223
  567,100             Mercury Interactive Corp.*.........       16,814,515
3,534,600             Microsoft Corp.* ** ...............      182,738,820
  301,050             SAP AG (Germany) ..................       23,872,061
1,192,400             Symantec Corp.* ...................       48,232,580
                                                            --------------
                                                               294,173,829
                                                            --------------
                      Pharmaceuticals: Major (6.4%)
  672,700             Abbott Laboratories ...............       26,908,000
  413,300             Lilly (Eli) & Co. .................       26,244,550
  932,200             Merck & Co., Inc. .................       52,771,842

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
4,560,800             Pfizer, Inc. ......................   $  139,423,656
1,498,200             Wyeth .............................       56,032,680
                                                            --------------
                                                               301,380,728
                                                            --------------
                      Pharmaceuticals: Other (1.1%)
  269,040             Forest Laboratories, Inc.* ........       26,425,109
  609,600             Teva Pharmaceutical
                      Industries Ltd. (ADR)
                        (Israel) ........................       23,536,656
                                                            --------------
                                                                49,961,765
                                                            --------------
                      Precious Metals (3.3%)
  584,200             Freeport-McMoRan Copper
                        & Gold, Inc. (Class B)* .........        9,802,876
1,457,600             Gold Fields Ltd. (ADR)
                        (South Africa) ..................       20,348,096
1,613,000             Goldcorp Inc. (Canada) ............       20,517,360
  778,200             Meridian Gold Inc.
                        (Canada)* .......................       13,719,666
3,078,100             Newmont Mining Corp. ..............       89,357,243
                                                            --------------
                                                               153,745,241
                                                            --------------
                      Property-Casualty Insurers (1.3%)
  619,400             Allstate Corp. (The) ..............       22,911,606
    8,240             Berkshire Hathaway, Inc.
                        (Class B)* ......................       19,965,520
  240,100             XL Capital Ltd. (Class A)
                        (Bermuda) .......................       18,547,725
                                                            --------------
                                                                61,424,851
                                                            --------------
                      Publishing: Newspapers (0.5%)
  139,100             Gannett Co., Inc. .................        9,987,380
  307,700             Tribune Co. .......................       13,988,042
                                                            --------------
                                                                23,975,422
                                                            --------------
                      Pulp & Paper (0.3%)
  405,400             International Paper Co. ...........       14,176,838
                                                            --------------
                      Recreational Products (0.9%)
  329,900             Electronic Arts Inc.* .............       16,419,123
  342,400             International Game
                        Technology* .....................       25,995,008
                                                            --------------
                                                                42,414,131
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Regional Banks (0.5%)
  394,700             Fifth Third Bancorp ...............   $   23,109,685
                                                            --------------
                      Restaurants (0.5%)
  392,700             Brinker International, Inc.* ......       12,664,575
  283,700             Cheesecake Factory, Inc.
                        (The)* ..........................       10,255,755
                                                            --------------
                                                                22,920,330
                                                            --------------
                      Semiconductors (1.8%)
  560,600             Linear Technology Corp. ...........       14,418,632
  643,600             Maxim Integrated Products,
                        Inc. ............................       21,264,544
1,447,450             Microchip Technology Inc. .........       35,390,152
  805,100             STMicroelectronics N.V.
                        (Netherlands) ...................       15,707,501
                                                            --------------
                                                                86,780,829
                                                            --------------
                      Specialty Stores (0.6%)
  510,200             Bed Bath & Beyond Inc.* ...........       17,617,206
  518,700             Staples, Inc.* ....................        9,492,210
                                                            --------------
                                                                27,109,416
                                                            --------------
                      Telecommunication Equipment (1.1%)
2,347,100             Nokia Corp. (ADR) (Finland)........       36,380,050
  447,100             QUALCOMM Inc.* ....................       16,269,969
                                                            --------------
                                                                52,650,019
                                                            --------------
                      Telecommunications (0.2%)
  739,900             Nextel Communications, Inc.
                        (Class A)* ......................        8,545,845
                                                            --------------
                      Trucks/Construction/Farm
                        Machinery (0.9%)
1,220,600             AGCO Corp.* .......................       26,975,260
  382,400             Deere & Co. .......................       17,533,040
                                                            --------------
                                                                44,508,300
                                                            --------------
                      Wireless Telecommunications (1.2%)
3,202,800             Vodafone Group PLC (ADR)
                        (United Kingdom) ................       58,034,736
                                                            --------------
                      TOTAL COMMON STOCKS
                      (Cost $4,089,335,073)..............    3,985,751,941
                                                            --------------


                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED

     PRINCIPAL
     AMOUNT IN
     THOUSANDS                                                      VALUE
--------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (14.0%)
                U.S. GOVERNMENT AGENCY (a) (5.3%)
$  250,000      Federal National Mortgage
                  Assoc. 1.26% due
                  01/06/03
                  (Cost $249,956,250).........   $  249,956,250
                                                 --------------
                REPURCHASE AGREEMENT (8.7%)
   413,440      Joint repurchase agreement
                  account 1.245% due
                  01/02/03 (dated
                  12/31/02; proceeds
                  $413,468,596) (b)
                  (Cost $413,440,000) ........      413,440,000
                                                 --------------
                TOTAL SHORT-TERM INVESTMENTS
                (Cost $663,396,250) ..........      663,396,250
                                                 --------------

TOTAL INVESTMENTS
(Cost $4,752,731,323) (c).....    98.4%        4,649,148,191
OTHER ASSETS IN EXCESS OF
LIABILITIES ..................     1.6            74,250,496
                                 -----         -------------
NET ASSETS ...................   100.0%       $4,723,398,687
                                 =====        ==============

---------------------------
ADR    American Depository Receipt.
*      Non-income producing security.
** Some of these securities are segregated in connection with open futures contracts.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $91,641,248 and the aggregate gross unrealized depreciation is $195,224,380, resulting in net unrealized depreciation of $103,583,132.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:

                                                       UNREALIZED
   CONTRACTS        IN EXCHANGE          DELIVERY     APPRECIATION/
  TO DELIVER            FOR                DATE       DEPRECIATION
-------------  ------------------------ ------------ --------------
$14,187,939       EUR    13,566,589     01/03/2003     $  56,980
$ 9,647,457       JPY 1,141,583,547     01/07/2003       (36,550)
                                                       ---------
               Net unrealized appreciation .......     $  20,430
                                                       =========

Currency Abbreviations:
-----------------------
   Eur Euro.
   JPY Japanese Yen.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:

                     DESCRIPTION,      UNDERLYING
   NUMBER              DELIVERY           FACE
     OF      LONG/      MONTH,           AMOUNT        UNREALIZED
 CONTRACTS   SHORT     AND YEAR         AT VALUE      APPRECIATION
----------- ------- -------------- ----------------- -------------
   2,390    Short   Nasdaq-100
                    E-Mini
                    March/2003     $(47,178,600)     $106,714

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002



ASSETS:
Investments in securities, at value
  (cost $4,752,731,323) ......................... $ 4,649,148,191
Unrealized appreciation on open forward
  foreign currency contracts ....................          20,430
Receivable for:
     Investments sold ...........................     114,962,697
     Shares of beneficial interest sold .........       5,415,029
     Dividends ..................................       2,673,644
     Variation margin receivable ................         158,624
Prepaid expenses and other assets ...............         294,253
                                                  ---------------
   TOTAL ASSETS .................................   4,772,672,868
                                                  ---------------
LIABILITIES:
Payable for:
     Investments purchased ......................      33,776,171
     Shares of beneficial interest
        redeemed ................................       9,252,134
     Distribution fee ...........................       3,703,846
     Investment management fee ..................       2,064,743
Accrued expenses and other payables .............         477,287
                                                  ---------------
   TOTAL LIABILITIES ............................      49,274,181
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................. $ 8,905,961,782
Net unrealized depreciation .....................    (103,468,517)
Accumulated net investment loss .................        (108,393)
Accumulated net realized loss ...................  (4,078,986,185)
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
CLASS A SHARES:
Net Assets ...................................... $   224,295,620
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      11,879,158
     NET ASSET VALUE PER SHARE .................. $         18.88
                                                  ===============
     MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
        asset value) ............................ $         19.93
                                                  ===============
CLASS B SHARES:
Net Assets ...................................... $ 3,885,997,024
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................     214,441,386
     NET ASSET VALUE PER SHARE .................. $         18.12
                                                  ===============
CLASS C SHARES:
Net Assets ...................................... $   154,425,960
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................       8,610,898
     NET ASSET VALUE PER SHARE .................. $         17.93
                                                  ===============
CLASS D SHARES:
Net Assets ...................................... $   458,680,083
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      23,914,562
     NET ASSET VALUE PER SHARE .................. $         19.18
                                                  ===============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002



NET INVESTMENT LOSS:
INCOME
Dividends (net of $520,048 foreign
  withholding tax) .........................   $    48,293,921
Interest ...................................        15,158,075
                                               ---------------
   TOTAL INCOME ............................        63,451,996
                                               ---------------
EXPENSES
Distribution fee (Class A shares) ..........           600,784
Distribution fee (Class B shares) ..........        49,885,499
Distribution fee (Class C shares) ..........         1,745,754
Investment management fee ..................        27,848,219
Transfer agent fees and expenses ...........        10,253,415
Shareholder reports and notices ............           509,443
Custodian fees .............................           142,401
Registration fees ..........................           136,286
Professional fees ..........................            65,228
Trustees' fees and expenses ................            43,285
Other ......................................            55,916
                                               ---------------
   TOTAL EXPENSES ..........................        91,286,230
                                               ---------------
   NET INVESTMENT LOSS .....................       (27,834,234)
                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
     Investments ...........................    (1,260,834,120)
     Futures contracts .....................        69,134,736
     Foreign exchange transactions .........            29,995
                                               ---------------
     NET REALIZED LOSS .....................    (1,191,669,389)
                                               ---------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
     Investments ...........................      (289,182,436)
     Futures contracts .....................        (1,386,108)
     Net translation of forward foreign
        currency contracts, other assets
        and liabilities denominated in
        foreign currencies .................            11,652
                                               ---------------
     NET DEPRECIATION ......................      (290,556,892)
                                               ---------------
     NET LOSS ..............................    (1,482,226,281)
                                               ---------------
NET DECREASE ...............................   $(1,510,060,515)
                                               ===============

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR        FOR THE YEAR
                                                                         ENDED                ENDED
                                                                   DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ............................................  $  (27,834,234)       $     (3,043,643)
Net realized loss ..............................................  (1,191,669,389)         (2,365,470,836)
Net change in unrealized appreciation/depreciation .............    (290,556,892)           (719,153,155)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (1,510,060,515)         (3,087,667,634)
                                                                  --------------        ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN*:
Class A shares .................................................          -                   (5,231,763)
Class B shares .................................................          -                 (122,038,907)
Class C shares .................................................          -                   (4,446,126)
Class D shares .................................................          -                   (7,562,708)
                                                                  --------------        ----------------
  TOTAL DISTRIBUTIONS ..........................................          -                 (139,279,504)
                                                                  --------------        ----------------
Net decrease from transactions in shares of beneficial interest     (916,285,765)         (1,089,982,254)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (2,426,346,280)         (4,316,929,392)
NET ASSETS:
Beginning of period ............................................   7,149,744,967          11,466,674,359
                                                                  --------------        ----------------
END OF PERIOD
(Including accumulated net investment losses of $108,393 and
$57,276, respectively)..........................................  $4,723,398,687        $  7,149,744,967
                                                                  ==============        ================
----------
* Includes short-term gains of:
 Class A shares ................................................          -             $        428,821
 Class B shares ................................................          -                   10,002,903
 Class C shares ................................................          -                      364,426
 Class D shares ................................................          -                      619,876
                                                                    ------------       -----------------
  Total short-term gains .......................................          -             $     11,416,026
                                                                    ============       =================

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley American Opportunities Fund (the "Fund) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisiting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

G. FEDERAL INCOME TAX POLICY - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.


3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $85,152,980 at December 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.92%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $721, $8,574,348 and $40,584, respectively and received $361,640 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, aggregated $15,614,118,415 and $16,591,084,549, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $423,275,660 and $423,363,844, respectively.

Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $17,959,815 and $24,281,804, respectively, including a realized loss of $4,525,177.

For the year ended December 31, 2002, the Fund incurred $32,054 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

For the year ended December 31, 2002, the Fund incurred brokerage commissions of $4,472,134 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2002, the Fund's receivable for securities sold included unsettled trades with Morgan Stanley & Co., Inc. of $3,745,246.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,598. At December 31, 2002, the Fund had an accrued pension liability of $87,963 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the Fund had a net capital loss carryover of approximately $3,920,174,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through December 31 of the following years:


                            AMOUNT IN THOUSANDS
                --------------------------------------------
                    2008           2009            2010
                ------------   -------------   -------------
                 $70,874        $2,645,628      $1,203,672

As part of the Fund's acquisition of the assets of Morgan Stanley Capital Growth Securities ("Capital Growth"), the Fund obtained a net capital loss carryover of approximately $82,246,000 from Capital Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryover available.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $39,395,000 during fiscal 2002.

As of December 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, the mark-to-market of open future contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

reclassifications arising from the permanent differences, paid-in-capital was charged $27,782,782, accumulated net realized loss was charged $29,995 and accumulated net investment loss was credited $27,812,777.


6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, the Fund had outstanding forward contracts and outstanding futures contracts.


7. ACQUISITION OF MORGAN STANLEY CAPITAL GROWTH SECURITIES
On July 15, 2002, the Fund acquired all the net assets of Capital Growth based on the respective valuations as of the close of business on July 12, 2002 pursuant to a plan of reorganization approved by the shareholders of Capital Growth on June 19, 2002. The acquisition was accomplished by a tax-free exchange of 111,474 Class A shares of the Fund at a net asset value of $20.23 per share for 258,022 Class A shares of Capital Growth; 11,552,119 Class B shares of the Fund at a net asset value of $19.49 per share for 27,126,602 Class B shares of Capital Growth; 61,521 Class C shares of the Fund at a net asset value of $19.29 per share for 141,953 Class C shares of Capital Growth; and 119,854 Class D shares of the Fund at a net asset value of $20.53 per share for 277,407 Class D shares of Capital Growth. The net assets of the Fund and Capital Growth immediately before the acquisition were $5,269,339,492 and $231,114,060, respectively, including unrealized appreciation of $1,642,270 for Capital Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $5,500,453,552.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

8. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:


                                                                   FOR THE YEAR                        FOR THE YEAR
                                                                       ENDED                               ENDED
                                                                 DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                        ----------------------------------- -----------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                        --------------- -------------------  --------------- -------------------
CLASS A SHARES
Sold ..................................................     3,078,043    $     66,606,664       10,210,307   $   249,148,823
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       111,474           2,254,278                -                 -
Reinvestment of distributions .........................             -                   -          194,773         5,130,332
Redeemed ..............................................    (3,568,479)        (75,772,255)      (9,930,147)     (239,332,480)
                                                           ----------    ----------------       ----------   ---------------
Net increase (decrease) - Class A .....................      (378,962)         (6,911,313)         474,933        14,946,675
                                                           ----------    ----------------       ----------   ---------------
CLASS B SHARES
Sold ..................................................    16,243,353         339,409,952       28,831,207       765,374,311
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............    11,552,119         225,211,982                -                 -
Reinvestment of distributions .........................             -                   -        4,465,141       114,173,617
Redeemed ..............................................   (76,149,883)     (1,581,914,938)     (78,706,340)   (1,994,441,990)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class B ................................   (48,354,411)     (1,017,293,004)     (45,409,992)   (1,114,894,062)
                                                          -----------    ----------------      -----------   ---------------
CLASS C SHARES
Sold ..................................................     1,701,027          34,716,329        2,216,556        58,217,063
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............        61,521           1,186,808                -                 -
Reinvestment of distributions .........................             -                   -          170,442         4,310,465
Redeemed ..............................................    (2,916,523)        (60,238,943)      (3,307,588)      (83,096,675)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class C ................................    (1,153,975)        (24,335,806)        (920,590)      (20,569,147)
                                                          -----------    ----------------      -----------   ---------------
CLASS D SHARES
Sold ..................................................    12,493,524         265,833,653        8,553,929       227,003,840
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       119,854           2,460,992                -                 -
Reinvestment of distributions .........................             -                   -          267,623         7,134,825
Redeemed ..............................................    (6,186,197)       (136,040,287)      (8,003,283)     (203,604,385)
                                                          -----------    ----------------      -----------   ---------------
Net increase - Class D ................................     6,427,181         132,254,358          818,269        30,534,280
                                                          -----------    ----------------      -----------   ---------------
Net decrease in Fund ..................................   (43,460,167)   $   (916,285,765)     (45,037,380)  $(1,089,982,254)
                                                          ===========    ================      ===========   ===============


MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.36      $  33.77      $  43.35     $  33.16     $  29.59
                                                            --------      --------      --------     --------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................        0.04          0.18          0.16         0.10         0.15
 Net realized and unrealized gain (loss) ...............       (5.52)        (9.17)        (4.40)       14.80         8.71
                                                            --------      --------      --------     --------     --------
Total income (loss) from investment operations .........       (5.48)        (8.99)        (4.24)       14.90         8.86
                                                            --------      --------      --------     --------     --------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)       (4.71)       (5.29)
                                                            --------      --------      --------     --------     --------
Net asset value, end of period .........................    $  18.88      $  24.36      $  33.77     $  43.35     $  33.16
                                                            ========      ========      ========     ========     ========
TOTAL RETURN+ .........................................       (22.50)%      (26.72)%       (9.51)%      46.94%       31.78%
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.89 %        0.81 %        0.80 %       0.81%         0.86%
Net investment income ..................................        0.19 %        0.68 %        0.37 %       0.28%         0.43%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $224,296      $298,624      $397,887    $ 306,542     $ 116,894
Portfolio turnover rate ................................         306 %         380 %         425 %        378%          321%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $ 23.56       $ 32.94       $ 42.63     $ 32.85    $ 29.51
                                                           -------       -------       -------     -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.12)        (0.03)        (0.05)      (0.09)     (0.03)
 Net realized and unrealized gain (loss) ...............     (5.32)        (8.93)        (4.30)      14.58       8.66
                                                           -------       -------       -------     -------    -------
Total income (loss) from investment operations .........     (5.44)        (8.96)        (4.35)      14.49       8.63
                                                           -------       -------       -------     -------    -------
Less distributions from net realized gain ..............         -         (0.42)        (5.34)      (4.71)     (5.29)
                                                           -------       -------       -------     -------    -------
Net asset value, end of period .........................   $ 18.12       $ 23.56       $ 32.94     $ 42.63    $ 32.85
                                                           =======       =======       =======     =======    =======
TOTAL RETURN+...........................................    (23.09)%      (27.30)%       (9.93)%     46.12 %    31.07 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................      1.67 %        1.61 %        1.28 %      1.33 %      1.39 %
Net investment loss ....................................     (0.59)%       (0.12)%       (0.11)%     (0.24)%     (0.10)%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions .................  $  3,886       $ 6,192       $10,151     $10,389    $  5,750
Portfolio turnover rate ................................       306 %         380 %         425 %       378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                              2002          2001          2000          1999         1998
                                                         ------------- ------------- ------------- ------------- -----------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  23.31      $  32.58      $  42.35      $  32.74     $ 29.49
                                                            --------      --------      --------      --------     -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................       (0.11)        (0.03)        (0.15)        (0.18)      (0.10)
 Net realized and unrealized gain (loss) ...............       (5.27)        (8.82)        (4.28)        14.50        8.64
                                                            --------      --------      --------      --------     -------
Total income (loss) from investment operations .........       (5.38)        (8.85)        (4.43)        14.32        8.54
                                                            --------      --------      --------      --------     -------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)        (4.71)      (5.29)
                                                            --------      --------      --------      --------     -------
Net asset value, end of period .........................    $  17.93      $  23.31      $  32.58      $  42.35     $ 32.74
                                                            ========      ========      ========      ========     =======
TOTAL RETURN+  .........................................      (23.08)%      (27.29)%      (10.17)%       45.75 %     30.78 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        1.59 %        1.61 %        1.55 %        1.59 %      1.61 %
Net investment loss ....................................       (0.51)%       (0.12)%       (0.38)%       (0.50)%     (0.32)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 154,426      $227,574      $348,180      $245,942     $60,861
Portfolio turnover rate ................................         306 %         380 %         425 %         378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.69      $  34.15      $  43.66     $ 33.31     $ 29.63
                                                            --------      --------      --------     -------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................       0.09          0.23          0.28         0.18        0.24
 Net realized and unrealized gain (loss) ...............      (5.60)        (9.27)        (4.45)       14.88        8.73
                                                            --------      --------      --------     -------     --------
Total income (loss) from investment operations .........      (5.51)        (9.04)        (4.17)       15.06        8.97
                                                            --------      --------      --------     -------     --------
Less distributions from net realized gain ..............          -         (0.42)        (5.34)       (4.71)      (5.29)
                                                            --------      --------      --------     --------    --------
Net asset value, end of period .........................    $  19.18      $  24.69      $  34.15     $ 43.66     $ 33.31
                                                            ========      ========      ========     ========    ========
TOTAL RETURN+  .........................................      (22.32)%      (26.56)%       (9.28)%     47.22 %      32.12 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.67 %        0.61 %        0.55 %      0.59 %       0.61 %
Net investment income ..................................        0.41 %        0.88 %        0.62 %      0.50 %       0.68 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 458,680      $431,754      $569,203    $319,692    $ 135,022
Portfolio turnover rate ................................         306 %         380 %         425 %       378 %        321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2003

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:



                                                         TERM OF
                                                       OFFICE AND
                                       POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*
------------------------------------- ------------- ----------------
Michael Bozic (61)                    Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    Trustee       Since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                  Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
       NAME, AGE AND ADDRESS OF                                                           OVERSEEN
         INDEPENDENT TRUSTEE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Director or Trustee of the Morgan Stanley        129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).




       NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED


                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*
--------------------------------------- ------------- ------------
Dr. Manuel H. Johnson (53)              Trustee       Since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Trustee       Since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY



                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
        NAME, AGE AND ADDRESS OF                                                            OVERSEEN
          INDEPENDENT TRUSTEE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).



        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:





                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Trustee             July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                                                                                     COMPLEX
   NAME, AGE AND ADDRESS OF                                                         OVERSEEN
      INTERESTED TRUSTEE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BY TRUSTEE**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the           129
c/o Morgan Stanley Trust       Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Trusts; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:



                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  ----------------------------------------------------
Mitchell M. Merin (49)         President and       President since    President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive     May 1999 and       Stanley Investment Management (since
New York, NY                   Officer             Chief Executive    December 1998); President, Director (since
                                                   Officer since      April 1997) and Chief Executive Officer (since
                                                   September 2002     June 1998) of the Investment Manager and
                                                                      Morgan Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the Distributor
                                                                      (since June 1998); Chairman (since June 1998)
                                                                      and Director (since January 1998) of the Transfer
                                                                      Agent; Director of various Morgan Stanley
                                                                      subsidiaries; President (since May 1999) and
                                                                      Chief Executive Officer (since September 2002)
                                                                      of the Morgan Stanley Funds and TCW/DW Term
                                                                      Trusts; Trustee of various Van Kampen investment
                                                                      companies (since December 1999); previously
                                                                      Chief Strategic Officer of the Investment Manager
                                                                      and Morgan Stanley Services and Executive Vice
                                                                      President of the Distributor
                                                                      (April 1997-June 1998), Vice President of the
                                                                      Morgan Stanley Funds (May 1997-April 1999),
                                                                      and Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice President,     Since              General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997      Director (since December 2000) of Morgan
New York, NY                   General Counsel                        Stanley Investment Management; Managing
                                                                      Director (since December 2000), and Secretary
                                                                      and General Counsel (since February 1997) and
                                                                      Director (since July 1998) of the Investment
                                                                      Manager and Morgan Stanley Services; Assistant
                                                                      Secretary of Morgan Stanley DW; Vice President,
                                                                      Secretary and General Counsel of the Morgan
                                                                      Stanley Funds and TCW/DW Term Trusts (since
                                                                      February 1997); Vice President and Secretary of
                                                                      the Distributor; previously, Senior Vice President,
                                                                      Assistant Secretary and Assistant General
                                                                      Counsel of the Investment Manager and Morgan
                                                                      Stanley Services.

Thomas F. Caloia (56)          Treasurer           Since              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989         Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                          the Distributor and Morgan Stanley Services;
Plaza Two                                                             previously First Vice President of the Investment
Jersey City, NJ                                                       Manager, the Distributor and Morgan Stanley
                                                                      Services; Treasurer of the Morgan Stanley Funds.

Ronald E. Robison (63)         Vice President      Since              Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998       and Director (since February 1999) of the
New York, NY                                                          Investment Manager and Morgan Stanley Services
                                                                      and Chief Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing Director of
                                                                      the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995          the Investment Manager, Morgan Stanley
New York, NY                                                          Investment Management Inc. and Morgan Stanley
                                                                      Investments LP; Director of the Transfer Agent;
                                                                      Chief Investment Officer of the Van Kampen
                                                                      Funds.

Francis Smith (37)             Vice President      Since              Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002     Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Financial Officer                      Trusts (since September 2002); Executive
Plaza Two,                                                            Director of the Investment Manager and Morgan
Jersey City, NJ                                                       Stanley Services (since December 2001);
                                                                      previously Vice President of the Investment
                                                                      Manager and Morgan Stanley Services (August
                                                                      2000-November 2001), Senior Manager at
                                                                      PricewaterhouseCoopers LLP (January
                                                                      1998-August 2000) and Associate-Fund
                                                                      Administration at BlackRock Financial
                                                                      Management (July 1996-December 1997).


------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                                                           [MORGAN STANLEY LOGO]
TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
                                                              [GRAPHIC OMITTED]
OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin                                             MORGAN STANLEY
President and Chief Executive Officer                         AMERICAN
                                                              OPPORTUNITIES FUND
Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.


This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., Member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.



                                                        37920RPT-9846A03-AP-1/03


[MORGAN STANLEY LOGO]                                         ANNUAL REPORT
                                                              December 31, 2002